Exhibit 10.1.63

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

SERVICE ORDER AMENDMENT

This Service Order Amendment is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) and amends Service Order 104149-0000, entered into on 18 February 2016, as amended by Service Order 104149-0001, entered into on 11 October 2018, in accordance with the terms and conditions of the Master Services Agreement between Customer and SES dated 17 August 2012, as amended by Amendment No. 1 dated 30 November 2012 (the “MSA”). This Service Order Amendment decreases Service on the Satellite to accommodate Customer’s exercise of its [***] option set forth in Service Order 104149-0000. Concurrently, the Parties are renewing Service Order 030215-0000, as amended, to modify the amount of service on the SES-6 satellite.

All capitalized terms referenced but not otherwise defined in this Service Order Amendment will have the meanings assigned to them in lease 104149-0000, as amended. In the event of a conflict between the provisions of this Service Order Amendment and the provisions of the lease 104149-0000, as amended, the provisions of this Service Order Amendment will prevail.

Recitals

The parties desire to modify the Agreement in accordance with the terms set forth below to decrease the Service on the SES-14 satellite by [***] and enter into a new service order for [***] on the SES-6 satellite.

Terms of Amendment

1)	Effective Date. The Effective Date of this Service Order Amendment is 1 May 2019.

2)	Service Specifications. Section C (Service Specifications) is deleted and replaced with the following:

C.	Service Specifications.

[***]

Customer may not accelerate any Ramp Stages without the prior written approval of SES.

Additional Service Specifications are contained in Attachment A to this Service Order.

3)	End Date. The End Date clause under Section D remains unchanged at 31 August 2028.

4)	Attachment A.

The beam allocation under Table C (Minimum Initial Capacity) of Section III (SES-14 HTS Beam Capacity Commitments) is replaced with the table set forth below.

[***]

From and after the execution and delivery of this Service Order Amendment by the Parties, this Service Order Amendment will constitute a valid, binding, and enforceable amendment to lease 104149-0000, as amended. All terms and conditions of lease 104149-0000, as amended, will, except as modified herein, apply and remain in full force and effect.

Customer initials: UB
Issued: 8/17/2018	Page 1 of 2	SES initials: SG

Execution

IN WITNESS WHEREOF, this Service Order Amendment has been fully executed by authorized representatives of the Parties as of the date of the last signature hereto.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/Tim Joyce	By:	/s/ Simon Gatty-Saunt
Name:	Tim Joyce	Name:	Simon Gatty-Saunt
Title:	VP, RF/RAN Engineering	Title:	Director
Date:	May 9, 2019	Date:	13-05-2019

NEW SKIES SATELLITES B.V.

		By:	/s/ Ulco Bouwsma
		Name:	Ulco Bouwsma
		Title:	Proxyholder AI
		Date:	15-05-2019

Customer initials: UB
Issued: 8/17/2018	Page 2 of 2	SES initials: SG